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
                                                                                                                FAO
                                                                                                                Ed Tedeschi
rv1/2001                                                                                                        London Office
                                                                                                                Customer.      16246
                                                          [GRAPHIC OMITTED]
                                                              rackspace
                                                           Managed Hosting


                                                         Service Order Form

                Company Information                                          Technical Contact Information
Company Name:  Narrowstep Ltd                                           *Name:  Jason Jack
Contact Name:  Iolo Jones                                               E-mail Address:  JJACK@NARROWSTEP.COM
Address:  29 Queen Anne Street,                                         Telephone Number:  07880736823
                                                                             Billing Contact Information
                                                                        *Name:
                                                                        E-mail Address:
Town:  London                                                           Telephone Number:
County:  London                                                              Other Information
                                                                                        :  020 7580 7216
Post Code:  W1G 9HU                                                     Fax Number:
Country:  GB                                                            Source Code:
                    *Information and support will NOT be disseminated to any party other than those listed above.

Server # 16274

           Server Specifications         Monthly         Install           Server Name                    Guarantee
1          Windows 2000               (pound)203.00   (pound)202.00        server1.narrowstep.tv          Tick this box
           Single AMD 1 GHz                                                                               if this server
           512MB ECC RAM                                                                                  is NOT subject
           1 IP                                                                                           to 24 hour setup
           30GB (30GB incld.)                                                                             guarantee [ ]
           20GB EIDE
           RackWatch Basic
           Fanatical Support


Totals
       Recurring Monthly Fee    (pound)230.00      One Time Installation Fee  (pound)202.00      First Payment(pound)432.00
                                                                                                 (Monthly and
                                                                                                 One Time
                                                                                                 Installation
                                                                                                 Fee)

Payment Methods

Bill Us  [X]                                Credit Card  [ ]                    Wire Transfer  [ ]
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Lease Length and Options

                                1-Month Lease [X]









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                               Service Order Form

                                                                  Customer 16246

Data Transfer Usage Fees: The recurring monthly fee includes Customer's usage of the server for up to 30 gigabytes of aggregate data transfer in any calendar month. The Customer shall be charged (pound)28 per 10 gigabytes (or pro rata portion thereof) of data transfer from Customer's server in excess of 30 gigabytes in any calendar month.

Reconnection Fee: In the event that the Customer's Services are suspended or terminated for any reason or in the event that the Customer decides to switch/upgrade its servers the Customer shall pay a reconnection or switching/upgrade fee as applicable in accordance with Rackspace's then prevailing prices and policies.

- Under European and UK legislation Value Added Tax (VAT) is charged at 17.5% to UK established Customers.

- If you are a Customer established in a European Union member country, we need to confirm your business status to enable you to be considered as "outside of the scope of UK VAT". Please confirm you are receiving these services for purposes of your own business activities in your own member state, for VAT purposes. Yes [ ] No [ ]

- We are required to charge VAT to clients established outside of the European Union, to the extent that those services are enjoyed wholly or partly in the UK. We are therefore required to establish this fact and apply a fair and reasonable apportionment to our fees. As a consequence, please state whether you have a UK branch (excluding subsidiary and associate companies) or representative office. Yes [ ] No [ ]

If the answer is no, and assuming that the situation does not alter in the future, there is no VAT liability and no charge will be levied.

If the answer is no, and assuming that the situation does not alter in the future, there is no VAT liability and no charge will be levied.

If the answer is yes, taking a global view, please state what you consider to be the proportionate benefit of our services that are used and enjoyed by that office. UK Customs may challenge any apportionment that they do not consider fair and reasonable and may seek to impose their own estimation of the VAT due.

Please state:___________________________________________________________________

We are advised that such Customers are entitled, subject to UK legislation, to reclaim any VAT charged by a direct claim to the UK authorities under the mutual recovery procedures governed by the EC 13th Directive.

The Customer hereby orders from Rackspace.Com Limited ("Rackspace") the Services described above for the term specified in this Service Order Form. This Service Order Form together with the master Services Agreement attached hereto when signed by the Customer will form a valid contract when accepted by an authorized representative of Rackspace CONTINGENT UPON CREDIT APPROVAL BY RACKSPACE. The term of this contract begins on the date Rackspace generates an email to the Customer that includes


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the information required to allow the Customer to send and receive information to and from its servers ("Service Commencement Date").

The Customer has read and agrees to be bound by the terms and conditions of this Service Order Form and the Master Services Agreement as well as all terms and conditions of use that apply to certain of the Services/software as set out in Rackspace's Rules and Regulations which the Customer agrees it has read and will be bound by. This complete agreement replaces the provisions of any Customer drafted purchase order and supersedes all proposals written or oral as well as other communications between the Customer and Rackspace relating to this Order.

All notices shall be sent to Rackspace as follows: Rackspace Managed Hosting Limited at Unit 1, Airport Gate, Bath Road, Middlesex UB7 0NA, United Kingdom -
Attention: Chief Financial Officer. Fax: + 44 20 8897 4719.

Accepted by Customer
Name:   Iolo Jones
Title:  CEO
Date:   6/8/02
Signature:    /s/ Iolo Jones
          ------------------------

Please sign to indicate you have read and agreed to the terms of the Master Services Agreement found at: HTTP://WWW.RACKSPACE.CO.UK/MSA.PHP




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